Income Taxes (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Federal statutory rate	34.00%	34.00%
Tax expense at statutory rate	$ 3,235	$ 2,990
State tax, net of federal effect	183	27
Tax exempt income	(940)	(806)
Bank owned life insurance	(129)	(329)
Tax credits	0	0
Other	48	59
Total income tax expense	$ 2,397	$ 1,941